Exhibit 21
LIST OF SUBSIDIARIES OF ALTICE USA, INC.

Name of Subsidiary	Jurisdiction of Incorporation or Organization
1111 Stewart Corporation	Delaware
4Connections LLC	New Jersey
a4 Media and Data Solutions, LLC	Delaware
doing business as a4 Media	Delaware
A R H, LTD.	Colorado
doing business as Suddenlink Communications - CO	Colorado, West Virginia
A-R Cable Services — NY, Inc.	New York
Altice Media Solutions LLC	Delaware
Altice Real Estate Corporation	New York
Altice USA Employee Disaster Relief Fund	Delaware
Altice, USA, Inc.	Delaware
doing business as Altice	New York
doing business as Altice USA	New York
Altice USA Wireless, Inc.	Delaware
ATS Home Security Installers, Inc.	Delaware
Audience Partners Canada, Inc.	Canada
Audience Partners, LLC	Pennsylvania
doing business as a4 Media	Pennsylvania
Audience Partners Worldwide LLC	Delaware
Cable Systems, Inc.	Kansas
doing business as Suddenlink Communications	Kansas, West Virginia
Cablevision Lightpath CT LLC	Delaware
Cablevision Lightpath NJ LLC	Delaware
Cablevision Lightpath, Inc.	Delaware
Cablevision NYI L.L.C.	Delaware
Cablevision Of Brookhaven, Inc.	Delaware
Cablevision Of Hudson County, LLC	Delaware
Cablevision Of Litchfield, Inc.	Delaware
Cablevision Of Monmouth, LLC	Delaware
Cablevision Of New Jersey, LLC	Delaware
Cablevision Of Newark	New York
Cablevision Of Oakland, LLC	Delaware
Cablevision of Ossining Limited Partnership	Massachusetts
Cablevision Of Paterson, LLC	Delaware
doing business as Cablevision of Allamuchy	New Jersey
Cablevision of Rockland/Ramapo, LLC	Delaware
Cablevision Of Southern Westchester, Inc.	New York
Cablevision Of Wappingers Falls, Inc.	Delaware
Cablevision Of Warwick, LLC	Delaware
Cablevision Systems Brookline Corporation	Delaware
Cablevision Systems Corporation	Delaware
Cablevision Systems Dutchess Corporation	New York
Cablevision Systems East Hampton Corporation	New York
Cablevision Systems Great Neck Corporation	New York
Cablevision Systems Huntington Corporation	New York

Cablevision Systems Islip Corporation	New York
Cablevision Systems Long Island Corporation	New York
Cablevision Systems New York City Corporation	Delaware
Cablevision Systems Suffolk Corporation	New York
Cablevision Systems Westchester Corporation	New York
Cebridge Acquisition, L.P.	Delaware
doing business as Cebridge Connections	Arkansas, North Carolina, Ohio, Virginia
doing business as Cebridge Connections OK	Oklahoma
doing business as Suddenlink Communications	Arkansas, California, Delaware, Louisiana, Mississippi, Missouri, New Mexico, North Carolina, Oklahoma, Texas
doing business as Suddenlink Communications VI	Kentucky
doing business as Suddenlink Media	Arkansas, California, Delaware, Louisiana, Mississippi, Missouri, New Mexico, North Carolina, Oklahoma, Texas
Cebridge Acquisition, LLC	Delaware
doing business as Suddenlink Communications	Delaware, Kentucky, Ohio, Virginia, West Virginia
doing business as Suddenlink Media	Ohio, Virginia, West Virginia
doing business as Suddenlink Media I	Kentucky
Cebridge Connections Finance Corp.	Delaware
doing business as Suddenlink Communications	Delaware
Cebridge Connections, Inc.	Delaware
doing business as Suddenlink Communications	Delaware
Cebridge Corporation	Delaware
doing business as Suddenlink Communications	Delaware
Cebridge General, LLC	Delaware
doing business as Suddenlink Communications	Delaware
Cebridge Limited, LLC	Delaware
doing business as Suddenlink Communications	Delaware
Cebridge Telecom CA, LLC	Delaware
doing business as Suddenlink Communications	Delaware, California
Cebridge Telecom General, LLC	Delaware
doing business as Suddenlink Communications	Delaware
Cebridge Telecom ID, LLC	Delaware
doing business as Suddenlink Communications	Idaho
Cebridge Telecom IN, LLC	Delaware
doing business as Suddenlink Communications	Indiana
Cebridge Telecom KS, LLC	Delaware
doing business as Suddenlink Communications	Delaware, Kansas
Cebridge Telecom KY, LLC	Delaware
doing business as Suddenlink Communications	Delaware
doing business as Suddenlink Communications V	Kentucky
Cebridge Telecom LA, LLC	Delaware
doing business as Suddenlink Communications	Delaware
doing business as Suddenlink Communications LA	Louisiana
doing business as Suddenlink LA	Louisiana
Cebridge Telecom Limited, LLC	Delaware
doing business as Suddenlink Communications	Delaware
Cebridge Telecom MO, LLC	Delaware
doing business as Suddenlink Communications	Delaware, Missouri
Cebridge Telecom MS, LLC	Delaware

doing business as Suddenlink Communications	Delaware, Mississippi
Cebridge Telecom NC, LLC	Delaware
doing business as Suddenlink Communications	Delaware, North Carolina
doing business as Cox Business Services	North Carolina
doing business as Cox Communications	North Carolina
Cebridge Telecom NM, LLC	Delaware
doing business as Suddenlink Communications	New Mexico
Cebridge Telecom OH, LLC	Delaware
doing business as Suddenlink Communications	Delaware, Ohio
Cebridge Telecom OK, LLC	Oklahoma
doing business as Suddenlink Communications	Delaware
doing business as Suddenlink Communications OK	Oklahoma
doing business as Cebridge Communications Telecom	Oklahoma
Cebridge Telecom TX, L.P.	Delaware
doing business as Suddenlink Communications	Delaware
Cebridge Telecom VA, LLC	Delaware
doing business as Suddenlink Communications	Delaware, Virginia
Cebridge Telecom WV, LLC	Delaware
doing business as Suddenlink Communications	Delaware, West Virginia
doing business as Cebridge Connections	West Virginia
Cequel Capital Corporation	Delaware
Cequel Communications Access Services, LLC	Delaware
Cequel Communications Holdco, LLC	Delaware
Cequel Communications Holdings, LLC	Delaware
doing business as Suddenlink Communications	Delaware
Cequel Communications II, LLC	Delaware
doing business as Suddenlink Communications	Delaware
Cequel Communications III, LLC	Delaware
doing business as Suddenlink Communications	Delaware
Cequel III Communications I, LLC	Delaware
doing business as Suddenlink Communications	California, Idaho, Ohio, Texas, West Virginia
doing business as Cebridge Connections	Delaware, Idaho, Texas, Virginia, West Virginia
doing business as Suddenlink Communications IV	Kentucky
doing business as Suddenlink Communications VI	Louisiana
Cequel III Communications II, LLC	Delaware
doing business as Suddenlink Communications	Arkansas, Delaware, Indiana, Missouri, North Carolina, Ohio, West Virginia
doing business as Cebridge Connections	Arkansas, Delaware, Illinois, Indiana, Pennsylvania, Virginia, West Virginia
doing business as Suddenlink Communications II	Illinois, Kentucky
Cequel Wireless, LLC	Delaware
Classic Cable of Louisiana, L.L.C.	Louisiana
doing business as Classic Cable	Louisiana
doing business as Correctional Cable	Louisiana
doing business as Suddenlink Communications IV	Louisiana
Classic Cable of Oklahoma, Inc.	Delaware

doing business as Cebridge Connections	Delaware, Oklahoma
doing business as Suddenlink Communications	Delaware
doing business as Cable Network Advertising	Oklahoma
doing business as Correctional Cable	Oklahoma
doing business as Suddenlink Communications II	Oklahoma
Classic Cable, Inc.	Delaware
doing business as Suddenlink Communications	Delaware

Classic Communications, Inc.	Delaware
doing business as Cebridge Connections, Inc.	Delaware
doing business as Suddenlink Communications	Delaware
doing business as Cebridge Connections, Inc.	Texas
Coram Route 112 Corporation	Delaware
CSC Acquisition Corporation	Delaware
CSC Acquisition-MA, Inc.	Delaware
CSC Acquisition-NY, Inc.	New York
CSC Gateway, LLC	Delaware
CSC Holdings, LLC	Delaware
CSC Investments LLC	Delaware
CSC MVDDS LLC	Delaware
CSC NASSAU II, LLC	Delaware
CSC Optimum Holdings, LLC	Delaware
CSC T Holdings I, INC.	Delaware
CSC T Holdings II, INC.	Delaware
CSC T Holdings III, INC.	Delaware
CSC T Holdings IV, INC.	Delaware
CSC Technology, LLC	Delaware
CSC TKR, LLC	Delaware
doing business as Cablevision of Elizabeth	New Jersey
doing business as Cablevision of Hamilton	New Jersey
doing business as Cablevision of Morris	New Jersey
doing business as Cablevision of Raritan Valley	New Jersey
CSC Transport II, Inc.	Delaware
CSC Transport III, Inc.	Delaware
CSC Transport, Inc.	Delaware
CSC VT, Inc.	Vermont
CSC Wireless, LLC	Delaware
dba Altice Mobile	Kentucky, Mississippi
CSC Wireless NY, LLC	Delaware
dba Altice Mobile	New York
DTV Norwich LLC	Delaware
Friendship Cable Of Arkansas, Inc.	Texas
doing business as Cable Network Advertising	Arkansas
doing business as Cebridge Connections	Arkansas, Texas
doing business as Classic Cable	Arkansas
doing business as Classic Communications	Arkansas, Missouri
doing business as Correctional Cable	Arkansas, Missouri, Texas
doing business as Friendship Cable	Arkansas
doing business as Suddenlink Communications	Arkansas, Missouri, Texas
doing business as Suddenlink Communications V	Arkansas
Friendship Cable Of Texas, Inc.	Texas
doing business as Suddenlink Communications	California, Indiana, New Jersey, Ohio, Texas, West Virginia, Wisconsin
doing business as Cebridge Connections	Colorado, Pennsylvania, Texas
doing business as Correctional Cable	Colorado, Illinois, Indiana, Iowa, Kentucky, Maryland,

Michigan, Montana, New York, North Carolina, North Dakota, Ohio, Pennsylvania, Tennessee, Texas, Virginia, West Virginia, Wisconsin
doing business as Suddenlink Communications I	Colorado, Illinois, Kentucky, Louisiana, Michigan, Tennessee
doing business as Classic Cable	Indiana, Kentucky, North Carolina, Pennsylvania, Virginia, West Virginia
doing business as Classic Communications	Indiana, Kentucky, North Carolina, Pennsylvania, West Virginia
doing business as Cable Network Advertising	Kentucky, North Carolina, Pennsylvania, Texas, Virginia, West Virginia
doing business as Correctional Cable TV	New Jersey
Frowein Road Corporation	Delaware
Hornell Television Services, Inc.	New York
doing business as Charter Communications	New York
doing business as Suddenlink Communications	West Virginia
i24 News France	France
i24 News S.a.r.l.	Luxenberg
i24 US Corp	Delaware
I24 US, LLC	Delaware
Kingwood Holdings, LLC	Delaware
Kingwood Security Services, LLC	Delaware
doing business as Suddenlink Security	Arizona, Arkansas, Kentucky, Louisiana, Mississippi, Missouri, North Carolina, Ohio, Texas, West Virginia
doing business as Correctional Cable	Nevada
Lightpath VOIP, LLC	Delaware
Mercury Voice and Data, LLC	Delaware
doing business as Suddenlink Communications	Arizona, California, Delaware, Missouri, Nevada
Middle East News	Luxenberg
MSGVN LLC	Delaware
N12N LLC	Delaware
News 12 Company	New York
doing business as 12 Long Island	New York
News 12 Connecticut LLC	Delaware
News 12 Networks LLC	Delaware
News 12 New Jersey Holding LLC	Delaware
News 12 New Jersey II Holding LLC	Delaware
News 12 New Jersey LLC	Delaware
News 12 The Bronx Holding LLC	Delaware
News 12 The Bronx, L.L.C.	Delaware
News 12 Traffic and Weather LLC	Delaware
News 12 Varsity Network LLC	Delaware
News 12 Westchester LLC	Delaware
Newsday Holdings LLC	Delaware
Newsday LLC	Delaware
NMG Holdings, INC.	Delaware
NPG Cable, LLC	Delaware
doing business as Suddenlink Communications	Arizona, California, Delaware, Missouri, Nevada
NPG DIGITAL PHONE, LLC	Delaware
doing business as Suddenlink Communications	Arizona, California, Delaware, Missouri
Ntelligis Holdings, LLC	Delaware
NY Interconnect, LLC	Delaware
NY OV LLC	Delaware
ORBIS1, L.L.C.	Louisiana
OV LLC	Delaware

Petra Cablevision Corp.	New York
Princeton Video Image Israel, Ltd.	Israel
Samson Cablevision Corp.	New York
SL3TV, LLC	Delaware
Suffolk Cable Corporation	New York
Suffolk Cable Of Shelter Island, Inc.	New York
Suffolk Cable Of Smithtown, Inc.	New York
TCA Communications, L.L.C.	Texas
doing business as Suddenlink Communications	Arkansas, Texas
Telerama, Inc.	Ohio
The New York Interconnect L.L.C.	Delaware
Tristate Digital Group LLC	Delaware
Universal Cable Holdings, Inc.	Delaware
doing business as Suddenlink Communications	Arizona, California, Colorado, Delaware, Illinois, Indiana, Maryland, Nebraska, New Jersey, Ohio, Tennessee, Texas, Washington, West Virginia
doing business as Suddenlink Communications III	Kentucky, Louisiana, Oklahoma
doing business as Correctional Cable	Nebraska, Texas
doing business as Correctional Cable TV	New Jersey
doing business as Altice Technical Services	Kentucky, Missouri and Ohio
W.K. Communications, Inc.	Kansas
doing business as Suddenlink Communications	Missouri